Exhibit 99.1

Business Update July 13, 2022

Forward Looking Statements and Risk Factors This document contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. When Welltower uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “pro forma,” “estimate” or similar expressions that do not relate solely to historical matters, Welltower is making forward-looking statements. Forward-looking statements, including statements related to Funds From Operations guidance, are not guarantees of future performance and involve risks and uncertainties that may cause Welltower’s actual results to differ materially from Welltower’s expectations discussed in the forward-looking statements. This may be a result of various factors, including, but not limited to: the impact of the COVID-19 pandemic; uncertainty regarding the implementation and impact of the CARES Act and future stimulus or other COVID-19 relief legislation; the status of the economy; the status of capital markets, including availability and cost of capital; issues facing the health care industry, including compliance with, and changes to, regulations and payment policies, responding to government investigations and punitive settlements and operators’/tenants’ difficulty in cost effectively obtaining and maintaining adequate liability and other insurance; changes in financing terms; competition within the health care and seniors housing industries; negative developments in the operating results or financial condition of operators/tenants, including, but not limited to, their ability to pay rent and repay loans; Welltower’s ability to transition or sell properties with profitable results; the failure to make new investments or acquisitions as and when anticipated; natural disasters and other acts of God affecting Welltower’s properties; Welltower’s ability to re-lease space at similar rates as vacancies occur; Welltower’s ability to timely reinvest sale proceeds at similar rates to assets sold; operator/tenant or joint venture partner bankruptcies or insolvencies; the cooperation of joint venture partners; government regulations affecting Medicare and Medicaid reimbursement rates and operational requirements; liability or contract claims by or against operators/tenants; unanticipated difficulties and/or expenditures relating to future investments or acquisitions; environmental laws affecting Welltower’s properties; changes in rules or practices governing Welltower’s financial reporting; the movement of U.S. and foreign currency exchange rates; Welltower’s ability to maintain its qualification as a REIT; key management personnel recruitment and retention; and other risks described in Welltower’s reports filed from time to time with the SEC. Welltower undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, or to update the reasons why actual results could differ from those projected in any forward-looking statements. 2

Recent Highlights – Since Previous Business Update on June 6, 2022 Second Quarter 2022 Guidance Update(1) •Expect to achieve 2Q2022 net income attributable to common stockholders per diluted share within previously issued guidance range of 22c -25c •Expect to achieve 2Q2022 normalized funds from operations (FFO) per diluted share within previously issued guidance range of 84c-87c Seniors Housing Operating (SHO) Portfolio Update • Spot occupancy increased approximately 130 basis points (bps) during 2Q2022 with a gain of approximately 50 bps during the last two weeks of June • The UK portfolio posted a spot occupancy gain of approximately 410 bps during the quarter, with solid gains experienced throughout the period • The US portfolio posted a spot occupancy gain of approximately 120 bps during the quarter, with a 60 bps gain experienced during the last two weeks of June • The Canadian portfolio posted a spot occupancy gain of approximately 110 bps during the quarter, with early-quarter momentum fading in June due to a spike in COVID cases • REVPOR growth modestly exceeded expectations, and pricing power remains robust with strong recognized renewal rate increases and improving street rates • Following a sequential decline in agency labor expense in April and May, an increase in staff member COVID cases at certain properties drove higher expense in June, resulting in a lower-than-anticipated sequential quarterly decline in agency labor expense • Team member hiring remains robust, which is expected to drive lower overall compensation expense growth in the back-half of the year • Broad-based inflationary pressures continue to impact several key expense items, including utilities, food, catch-up repairs & maintenance, and non-agency labor SHO Portfolio Operator Transition • Recently commenced the transition of 12 SHO properties, comprising 2,010 units on the West Coast to three best-in-class existing WELL operating partners, including Oakmont, Kisco, and Cogir. Nine properties were transitioned in July with an additional three properties expected to be transitioned later in 3Q2022 • The transition of these properties, which had not been previously assumed in 2Q2022 guidance, contributed to higher-than-anticipated expenses during June 2022 Strong 2Q2022 Investment Activity; Liquidity Profile Remains Robust • Since June 6, 2022, completed approximately $800 million of pro rata gross investments(2). Despite completion of recent transactions, the pipeline of capital deployment opportunities continues to be replenished, with transactions under contract exceeding $2.0 billion across all property types and capital structure • Completed or announced approximately $8.4 billion of capital deployment since October 2020(3) • Liquidity profile remains exceptional with approximately $2.0 billion of combined proceeds from unsettled ATM shares and expected dispositions and loan payoffs(4) Other Updates • As indicated during the 1Q2022 earnings conference call on May 11, 2022, increased interest expense and lower foreign exchange rates are expected to create an approximate 2.5c headwind to normalized FFO per diluted share in 2Q2022 vs. 1Q2022. The British Pound has depreciated further over the past two months 1. See Supplemental Financial Measures at the end of this presentation for reconciliations 2. Includes pro rata gross investments across acquisitions and loans since June 6, 2022; excludes development funding 3 3. Includes pro rata gross investments across acquisitions and loans YTD and since October 2020 and announced StoryPoint acquisition agreement; excludes development funding 4. As of June 30, 2022

West Coast Transition Portfolio Transition of 12 Well-Located West Coast Assets Expected to Drive Longer-Term Performance Upside Transition Portfolio Overview • The portfolio was acquired as part of Welltower’s 20-property 2016 Vintage acquisition and consists of 2,010 assisted living units across 12 assets • Planned transitions to three best-in-class operators in Oakmont, Cogir, and Kisco under well-aligned contracts are expected to drive improved NOI • Oakmont has a demonstrated track record of success having transitioned six other assets within the same Vintage portfolio in its key California markets in August 2021. Additional improvement is expected with the operator currently operating its same-store portfolio at nearly 95% occupancy. • Cogir and Kisco will each assume management of one property in markets where they will have existing local scale Well-Located Portfolio Highlighted By Above-Average Data Analytics Scores • The transition portfolio is Transition Portfolio located within the Los Occupancy (as of 6/30) Angeles, San Francisco, 71.8% and Seattle MSAs and ACU Score 81st Percentile features ACU, Neighborhood Score 79th Percentile Neighborhood, and Site Scores well above the Final Site Score 85th Percentile Welltower portfolio average Laguna Hills 4

Oakmont Vintage Transition Case Study – August 2021

Transitioned Six Facilities to Oakmont in 2021; Expected to Drive Meaningful Value Through Improved Performance

Predicted Performance

- WELL transitioned management of six predominately assisted living facilities that were previously part of the same Vintage portfolio to Oakmont in August 2021. The transition portfolio is well located within the Bay Area and the Los Angeles metro, where Oakmont has a long operating history and strong product offering
- **The portfolio has meaningfully outperformed since August 2021. Average spot occupancy has increased ~1,220 bps with recent strong demand enabling Oakmont to raise rates 10%**
- Based on each operator's performance in the subject markets, our data analytics' platform predicts Oakmont could drive a 20% improvement in bottom-line results through both higher occupancy and lower expenses

	Projected EBITDARM Per Unit		
Property	**Prior Operator**	**Oakmont**	**Projected Improvement**
Ivy Park at Bradford	$2,204	$2,576	17%
Ivy Park at Culver City	$2,700	$3,040	13%
Ivy Park at Salinas	$1,664	$1,990	20%
Ivy Park at San Jose	$2,015	$2,492	24%
Ivy Park at San Ramon	$2,852	$3,423	20%
Ivy Park at Santa Rosa	$1,552	$2,040	32%
Weighted Average	**$2,185**	**$2,625**	**20%**

Operational Update



Spot occupancy has increased over 1,200 bps since the transition
85%
80%
75%
70%
65%
60%
63.9%
63.5%
65.1%
68.1%
71.8%
77.3%
Mar-21
Jun-21
Transition (Aug '21)
Dec '21
Mar '22
Jun-22

5

Secular Growth Opportunity Remains Intact Compelling demand-supply backdrop to drive occupancy gains Strong industry pricing power expected to offset inflationary pressures Demographic-Driven Demand Supply Deceleration Resilient Pricing Power US 80+ Population Growth(1) Seniors Housing Construction Starts(2) WELL SHO Same Store REVPOR Growth(3) 20M Construction Starts Average 5.0% 5.0% 19M 4.0% 18M 3.0% 17M 4.0% 16M 2.0% 15M 3.0% 1.0% 14M 13M 0.0% 2.0% 12M -1.0% REVPOR decline driven by mix shift; 11M rate growth remained positive for individual SH segments 10M 1.0% -2.0% 1. The Organisation for Economic Cooperation and Development (OECD) 2. Source: NIC MAP® Data Service, Primary and Secondary markets 6 3. Represents quarterly year-over-year Same Store REVPOR growth percentage. See each quarter’s respective Supplemental Information Report for a discussion of such supplemental reporting measure as well as the applicable reconciliations 6

Global Financial Crisis Case Study Resilient Demand During GFC Driven By Needs-Based Nature of Seniors Housing TTM Market Rent Growth(2) Seniors Housing Average Occupancy(1) Office Retail Multi-Family Industrial Seniors Housing 95% 4.0% Seniors housing occupancy remained stable through the GFC 2.0% despite a significant deterioration in home values 0.0% 90% -2.0% -4.0% 85% -6.0% -8.0% 80% -10.0% -12.0% 75% 2008 2009 2010 2011 2012 1. Source: 1Q22 NIC MAP 99 Data 7 2. Source: CoStar, NIC MAP 7

Seniors Housing Update

SHO Portfolio | COVID-19 Impact(1) Weekly Staff COVID-19 Cases Weekly Resident COVID-19 Cases 1,600 1,000 Despite recent rise in 1,400 900 case counts, virtually all 800 1,200 communities remain 700 1,000 600 open to admissions 800 500 600 400 300 400 200 200 100 — WELL US SHO Portfolio WELL UK SHO Portfolio WELL Canada SHO Portfolio Weekly Resident Cases Weekly Staff Cases Weekly Resident Cases Weekly Staff Cases Weekly Resident Cases Weekly Staff Cases 1,200 150 600 84% decline in staff 54% decline in staff 96% decline in staff 120 cases since peak 500 900 cases since peak cases since peak 90 400 600 300 60 200 300 30 100 ——All data presented as of July 8, 2022 as reported by operators 9

Occupancy Continues to Outperform Seasonal Trends SHO Portfolio Same Store Sequential Occupancy Change(1,2) Pre-COVID Avg 2021 2022 1.9% 2% 1.4% 1% 0.2% 0.4% 0.3% 0.0% -1% -0.4% -0.7% -2% Since the occupancy trough in late-1Q2021, sequential average occupancy growth has meaningfully outpaced pre-COVID averages, which is expected to continue through 2Q2022 -3% -3.1% -4% 1Q 2Q 3Q 4Q 1. Represents SHO same store portfolio each quarter at pro rata ownership; see each quarters respective Supplemental Information Report 10 2. Pre-COVID average represents 2016 through 2019

Significant Wealth Accumulation Allows for Greater SH Affordability Backdrop to drive rate growth remains favorable Home Price Appreciation | 1987—Present S&P500 | 1981 – Present(2) S&P/Case-Shiller U.S. National Home Price Index 5000 300 4500 250 4000 3500 200 3000 2500 150 2000 100 1500 1000 50 (1) ~80% of seniors 75+ are homeowners 500 0 0 Seniors Housing is NOT INCOME DEPENDENT; generally funded through ASSET SALES and PERSONAL WEALTH 1. Source: U.S. Census Bureau, Current Population Survey/Housing Vacancy Survey 2. Source: Bloomberg as of 7/9/2022 12 3. Assumes reinvestment of dividends and annual compounding

Seniors Housing Backdrop Supports Sustained Revenue Acceleration in 2022+ SH Demand Remains Robust SH Construction Continues to Recede TTM Absorption(1) Units Under Construction(1) NIC MAP Primary and Secondary Markets NIC Primary and Secondary Markets TTM Absorption Pre-Covid Average Units Under Construction Units Under Construction (% Inventory) 60K 80K 8.0% 40K 70K 7.0% Further decline in units under 60K 6.0% construction expected 20K following sharp 50K decline in starts 5.0% 0K 40K 4.0% -20K 2Q22 TTM Absorption +185% 30K 3.0% vs. Pre-Pandemic average(2) -40K 20K 2.0% -60K 10K 1.0% 0K 0.0% -80K 1. National Investment Center for Seniors Housing & Care – latest available data 13 2. Pre-pandemic average represents 1Q09-1Q20

SHO Portfolio | Path to Recovery

	Category	NOI ($M)
A)	**1Q22 Total Portfolio - IPNOI Portfolio ex HHS[1]**	**743**
B)	Stable Portfolio Remaining Occupancy Recovery	293
C)	Development, Lease-Up, Transitions and Acquisitions	143
D)	Lease-Up of COVID Class Acquisitions (4Q20-1Q22)	126
E)	**1Q22 Total Portfolio - Post COVID Recovery NOI**	**1,305**

A)	1Q22 Portfolio In-Place NOI excluding HHS[1]
B)	4Q19 Stable Portfolio - Incremental NOI from return to 4Q19 NOI levels
C)	Incremental NOI from: Development properties delivered subsequent to 4Q19, lease-up properties as of 4Q19, properties transitioned to SHO from SHNNN subsequent to 4Q19, properties acquired subsequent to 4Q19 and prior to 4Q20. NOI stabilization assumes return to Pre-COVID NOI for acquisition properties and underwritten stabilized NOI for development properties
D)	Incremental NOI from stabilization of acquisitions between 4Q20 and 1Q22
E)	1Q22 portfolio post-COVID recovery NOI. Represents portfolio occupancy of 87.2% and operating margin of 30.5%

$562 million embedded NOI growth in return to Pre-COVID levels



$1,400M
$1,200M
$1,000M
$800M
$600M
$400M
$200M
$0M
$743M
$293M
$143M
$126M
$1,305M
A
B
C
D
E
Occupancy 76.4%
Occupancy 87.2%

Potential for ADDITIONAL UPSIDE assuming return to PEAK OCCUPANCY of 91.2% in 4Q2015

1. Represents $745 million of IPNOI in 1Q22 excluding $2 million of HHS. See Supplemental Financial Measures at the end of this presentation for reconciliation

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Capital Deployment Since 4Q20 As Previously Disclosed on June 6, 2022 Capital Deployment Volume(1) ✓ Initial yield of 5.9%; Stable yield of approximately 7.9% GROSS ✓ Low last-dollar exposure and innovative structure offer downside protection $8.4B INVESTMENTS ✓ Expected to generate high-single-digit to mid-teens unlevered IRRs to WELL Granular & Off-Market Transactions ✓ Predictive analytics and exclusive operator relationships used to execute off-market investments 82 Total Transactions ✓ Maximizing risk-adjusted return to WELL through creative investments across the capital stack 326 OM and SH Properties Acquired ✓ Debt investments offer equity upside in form of warrants and/or bargain purchase options 34K Seniors Housing Units Acquired ✓ Seniors housing acquisitions executed at an average investment of $21.5 million per property Significant Discount to Replacement Cost ✓ Investments made at significant discount to replacement cost offer enhanced downside protection $194K / unit Avg. Last Dollar Basis US transactions ✓ Limited recent market transactions priced above replacement cost serves to further curtail new supply Ł40K / unit Avg. Last Dollar Basis UK transactions StoryPoint Fort Wayne | Fort Wayne, IN Oakmont Ivy Park at Otay Ranch | Chula Vista, CA HarborChase of Vero Beach | Vero Beach, FL 1. Includes pro rata gross investments across acquisitions and loans since October 2020 and announced StoryPoint, Calamar and Oakmont acquisition agreements; excludes development funding 15

Foundation for Long-Term Growth Established Opportunity to deploy in excess of $3.0 billion Annually | Economics Defined During Pandemic NEW and PROPRIETARY long-term relationships with best-in-class developers and operators with either exclusive rights or right of first offer 5 20 5 30 $30B+ Relationships Formed Newly Formed COVID Additional Relationships Total Newly Established Potential Capital Deployment Pre-COVID Relationships Currently In Progress Growth Relationships Opportunity Over Next Decade New relationships formed during depths of COVID-19 pandemic to create visible and significant long-term capital deployment opportunities Centralized Capital Allocation; Decentralized Execution 16

Welltower Overview 17

Welltower at a Glance S&P + $53B 3.0% Baa1 BBB Enterprise (1) 500 Dividend Yield Value(1) 125,000+ ~23M sq. ft. Seniors Housing & Outpatient Facilities Wellness Housing Units World’s largest health & wellness real estate platform 1. Bloomberg, as of July 7, 2022 18

Leadership Team SHANKH MITRA TIMOTHY G. MCHUGH JOHN F. BURKART Chief Executive Officer & Chief Financial Officer Chief Operating Officer Chief Investment Officer MATTHEW G. MCQUEEN AYESHA MENON JOSHUA T. FIEWEGER General Counsel & Senior Vice President Chief Accounting Officer Corporate Secretary Wellness Housing & Development 19

WELL ESG Focus(1) | Profit, Planet, People Building a Portfolio Serving our People and Good Governance E for the Future S our Communities G is Good Business Sustainability Goals & Achievements(1) Gender parity across organization • 90% Women and Minority Leadership on the Board of Directors Targeting 10% reduction in • ESG Goals Incorporated into greenhouse gas (GHG) emissions, Management Compensation Plan energy, and water use by 2025(2) • Separate Chairman & CEO roles First health care REIT to issue Green Lowest G&A Burden Amongst Bond (December 2019) Health Care REITs(3) Issued second Green Bond (March 2022) 1.2% 1.0% 0.8% >50% 0.6% 0.4% 0.2% 0.0% Employee participation across 8 Employee Network Groups G&A as % of Enterprise Value 1. See Welltower 2021 Environmental, Social and Governance Report and Business Update dated June 30, 2022 for additional details and disclosures 2. See Welltower 2021 Environmental, Social and Governance Report for additional details and disclosures 20 3. Most recently disclosed trailing twelve-month G&A; Enterprise Value as of May 9, 2022

Drivers of Per Share Cash Flow Growth SECULAR GROWTH Post-COVID fundamental recovery sustained by strong demographic trends, TAILWINDS shift to value-based health care, and social determinants of health ACCRETIVE CAPITAL External growth strategy underpinned by value-oriented capital deployment DEPLOYMENT philosophy and data-driven decisions in innovative structures DIVERSIFIED PLATFORM Strongly aligned operating partners, positioned for significant growth OF OPERATORS STRONG INTERNAL Entrepreneurial – Passionate – Diverse – Aligned TALENT BASE RISK Value-based investment philosophy and innovative structure of transactions offer MITIGANTS significant downside protection Strong investment grade balance sheet and robust liquidity profile 21

New Paradigm for Growth with Lower Entity-Level Risk

RECENT PAST DOES NOT REFLECT OUTLOOK FOR THE FUTURE

	Where we *Were (2015-2020)*		Where we're *Going*
SENIORS HOUSING DEMAND	• Relatively flat demographic growth of key seniors housing demographic resulting from "Baby Bust" of 1928 - 1940	→	• **Sharply accelerating growth of 80+ age cohort**
SENIORS HOUSING SUPPLY	• Significant multi-year increase in seniors housing supply	→	• **Precipitous decline in starts resulting from accelerating construction costs and challenges in procuring construction financing**
PORTFOLIO	• Outsized operator and post-acute concentration: Genesis Healthcare comprised nearly 20% of WELL NOI	→	• **Substantially exited operating relationship with Genesis; immaterial post-acute care exposure following announced sales**[1]
OPERATOR PLATFORM	• Long-term revenue-based management contracts	→	• **Aligned interests via RIDEA 3.0 construct with shorter term management contracts**
INVESTMENT ENVIRONMENT	• Focused on improving portfolio quality through dispositions • **Prohibitive seniors housing valuations resulted in few net investment value creation opportunities**	→	• **Significant increase in net investment activity: abundant opportunities to create shareholder value through capital deployment**
EARNINGS GROWTH	• Lackluster growth resulting from elevated disposition activity and impact of COVID-19 pandemic	→	***At the cusp of multi-year period of compelling per share growth***

1. See Welltower press release and business update dated March 2, 2021

21

Secular Societal & Technological Trends | Impact on Real Estate Sectors Precedent for EXTENDED PERIOD OF MULTIPLE EXPANSION in Secular Growth Sectors THEME REAL ESTATE SECTOR IMPACT E-Commerce Industrial Digital Technology Data Centers Mobile Phone Usage & Wireless Technology Cellular Towers AGING OF THE POPULATION HEALTH CARE 23

Balanced Lease Structure Mitigates Impact of Inflationary Pressures(1) Shorter duration leases in SHO portfolio allow for more frequent mark-to-market of rents SHO SH Triple-Net LT/PAC MOB Health System Hospital Life Other Science 17% 9% 7% 24% 2% 30% ~3x increase in SHO 1Q 2012 NOI(2) 1Q 2022 NOI(3) 41% 16% exposure over past 10 years 5% 21% 28% Approximately 2.8 year total portfolio weighted average lease term(4) 1. WALT: Weighted Average Lease Term 2. Represents annualized NOI as reported in 1Q2012. See 1Q2012 Supplemental Information Report for further information 3. Represents in place NOI. See Supplemental Financial Measures at the end of this presentation for further information and reconciliation 4. Assumes 50% of SHO resident agreements reset on January 1 and 50% reset on the anniversary date (6 months). Weighted Average Lease Term/Maturity per 1Q2022 supplemental disclosure: SH NNN = 10 years, LT/PAC = 8 years, Outpatient Medical = 7 years; Health System = 14 years and based upon segment level 24 1Q2022 rental income

Seniors Housing Overview 25

Demographic Backdrop | Rapidly Aging Population 80+ Population CAGR | Historical and Projected(1) 4.5% US Population CAGR by Age Cohort | 2020—2029 4.0% 5.0% 2010-2019 2020-2029 4.0% 4.5% 3.5% 4.0% .3% 3.0% 3.5% 0% 2.5% 3.0% .1% 2.5% 2.0% 1.4% 2.0% 2.4% 1.5% 1.5% 1.8% 1.0% 1.0% 1.5% 0.3% 0.5% 0.2% 0.5% 0.0% 0.0% US UK CAN 20-39 40-59 60-79 80+ 3.5% UK Population CAGR by Age Cohort | 2020—2029 5.0% Canada Population CAGR by Age Cohort | 2020—2029 4.5% 3.0% 3.1% 4.0% 4.3% 2.5% 3.5% 2.0% 3.0% 1.5% 1.5% 2.5% 1.9% 2.0% 1.0% 1.5% 0.5% -0.2% 1.0% -0.2% 0.5% 0.0% 0.4% 0.5% -0.5% 0.0% 20-39 40-59 60-79 80+ 20-39 40-59 60-79 80+ 1. The Organisation for Economic Cooperation and Development (OECD). Data as of September 20, 2021 27

Seniors Housing Supply | Construction Remains Well Below Peak Levels Construction Starts(1) Units Under Construction(1) NIC Primary and Secondary Markets NIC Primary and Secondary Markets 14K Construction Starts Construction Starts (% Inventory) 5.0% 80K Units Under Construction Units Under Construction (% Inventory) 8.0% 4.5% 70K 7.0% 12K Further decline in units under 67% decline in starts 4.0% construction expected since 4Q17 peak 60K following sharp decline in starts 6.0% 10K 3.5% 50K 5.0% 3.0% 8K 2.5% 40K 4.0% 6K 2.0% 30K 3.0% 1.5% 4K 20K 2.0% 1.0% 2K Recent construction starts at 2012/2013 levels 10K 1.0% 0.5% 0K 0.0% 0K 0.0% 1. Source: NIC MAP® Data Service 28

Seniors Housing Supply | Surging Construction Costs Material increase in cost of development for ALL RESIDENTIAL property types including SENIORS HOUSING Lumber Cement Copper 1,800 700 12,000 1,600 +83% since 2017 600 +18% since 2017 +35% since 2017 10,000 1,400 500 1,200 8,000 1,000 400 6,000 800 300 600 4,000 200 400 100 2,000 200 0 0 0 Aluminum Steel 4,500 +26% since 2017 2,500 4,000 +47% since 2017 3,500 2,000 3,000 1,500 2,500 2,000 1,000 1,500 1,000 500 500 0 0 WEAKER DEVELOPMENT ECONOMICS LEADING TO SHARP DECLINE IN SENIORS HOUSING SUPPLY SOURCE: Factset, a 29

Supplemental Financial Measures 30

Non-GAAP Financial Measures We believe that revenues, net income and net income attributable to common stockholders (“NICS”), as defined by U.S. generally accepted accounting principles (“U.S. GAAP”), are the most appropriate earnings measurements. However, we consider Funds From Operations (“FFO”), Net Operating Income (“NOI”), In-Place NOI (“IPNOI”), Same Store NOI (“SSNOI”), REVPOR and Same Store REVPOR (“SS REVPOR”) to be useful supplemental measures of our operating performance. These supplemental measures are disclosed on our pro rata ownership basis. Pro rata amounts are derived by reducing consolidated amounts for minority partners’ noncontrolling ownership interests and adding our minority ownership share of unconsolidated amounts. We do not control unconsolidated investments. While we consider pro rata disclosures useful, they may not accurately depict the legal and economic implications of our joint venture arrangements and should be used with caution. Our supplemental reporting measures and similarly entitled financial measures are widely used by investors, equity and debt analysts and rating agencies in the valuation, comparison, rating and investment recommendations of companies. Our management uses these financial measures to facilitate internal and external comparisons to historical operating results and in making operating decisions. Additionally, these measures are utilized by the Board of Directors to evaluate management. None of the supplemental reporting measures represent net income or cash flow provided from operating activities as determined in accordance with U.S. GAAP and should not be considered as alternative measures of profitability or liquidity. Finally, the supplemental reporting measures, as defined by us, may not be comparable to similarly entitled items reported by other real estate investment trusts or other companies. Multi-period amounts may not equal the sum of the individual quarterly amounts due to rounding. 31

FFO and Normalized FFO Historical cost accounting for real estate assets in accordance with U.S. GAAP implicitly assumes that the value of real estate assets diminishes predictably over time as evidenced by the provision for depreciation. However, since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient. In response, the National Association of Real Estate Investment Trusts (“NAREIT”) created FFO as a supplemental measure of operating performance for REITs that excludes historical cost depreciation from net income. FFO attributable to common stockholders, as defined by NAREIT, means net income attributable to common stockholders, computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of real estate and impairments of depreciable assets, plus real estate depreciation and amortization, and after adjustments for unconsolidated entities and noncontrolling interests. Normalized FFO attributable to common stockholders represents FFO adjusted for certain items detailed in the reconciliations. Normalizing items include adjustments for certain non-recurring or infrequent revenues/expenses that are described in our earnings press releases for the relevant periods. We believe that Normalized FFO attributable to common stockholders is a useful supplemental measure of operating performance because investors and equity analysts may use this measure to compare our operating performance between periods or to other REITs or other companies on a consistent basis without having to account for differences caused by unanticipated and/or incalculable items. 32

Earnings Outlook Reconciliation Outlook Reconciliation: Quarter Ending June 30, 2022 (in millions, except per share data) Current Outlook Low High FFO Reconciliation: Net income attributable to common stockholders $ 103 $ 117 Depreciation and amortization(1) 323 323 NAREIT FFO attributable to common stockholders 426 440 Normalizing items, net(1,2) (39) (39) Normalized FFO attributable to common stockholders $ 387 $ 401 Diluted per share data attributable to common stockholders: Net income $ 0.22 $ 0.25 NAREIT FFO $ 0.92 $ 0.95 Normalized FFO $ 0.84 $ 0.87 Other items:(1) Net straight-line rent and above/below market rent amortization $ (25) $ (25) Non-cash interest expenses 5 5 Recurring cap-ex, tenant improvements, and lease commissions (39) (39) Stock-based compensation 6 6 1. Amounts presented net of noncontrolling interests’ share and Welltower’s share of unconsolidated entities. 2. Primarily relates to NHI lease termination in April. 33

NOI, IPNOI, SSNOI, REVPOR & SS REVPOR We define NOI as total revenues, including tenant reimbursements, less property operating expenses. Property operating expenses represent costs associated with managing, maintaining and servicing tenants for our properties. These expenses include, but are not limited to, property-related payroll and benefits, property management fees paid to operators, marketing, housekeeping, food service, maintenance, utilities, property taxes and insurance. General and administrative expenses represent costs unrelated to property operations and transaction costs. These expenses include, but are not limited to, payroll and benefits, professional services, office expenses and depreciation of corporate fixed assets. IPNOI represents NOI excluding interest income, other income and non-IPNOI and adjusted for timing of current quarter portfolio changes such as acquisitions, development conversions, segment transitions, dispositions and investments held for sale. SSNOI is used to evaluate the operating performance of our properties using a consistent population which controls for changes in the composition of our portfolio. As used herein, same store is generally defined as those revenue-generating properties in the portfolio for the relevant year-over-year reporting periods. Land parcels, loans and sub-leases as well as any properties acquired, developed/redeveloped (including major refurbishments where 20% or more of units are simultaneously taken out of commission for 30 days or more), sold or classified as held for sale during that period are excluded from the same store amounts. Properties undergoing operator and/or segment transitions (except Seniors Housing Triple-net to Seniors Housing Operating with the same operator) are also excluded from same store amounts. Normalizers include adjustments that in management’s opinion are appropriate in considering SSNOI, a supplemental, non-GAAP performance measure. None of these adjustments, which may increase or decrease SSNOI, are reflected in our financial statements prepared in accordance with U.S. GAAP. Significant normalizers (defined as any that individually exceed 0.50% of SSNOI growth per property type) are separately disclosed and explained in the relevant supplemental reporting package. No reconciliation of the forecasted range for SSNOI on a combined basis or by property type is included in this release because we are unable to quantify certain amounts that would be required to be included in the comparable GAAP financial measure without unreasonable efforts, as we believe such reconciliation would imply a degree of precision that could be confusing or misleading to investors. REVPOR represents the average revenues generated per occupied room per month at our seniors housing operating properties. It is calculated as our pro rata version of total resident fees and services revenues from the income statement divided by average monthly occupied room days. SS REVPOR is used to evaluate the REVPOR performance of our properties under a consistent population which eliminates changes in the composition of our portfolio. It is based on the same pool of properties used for SSNOI and includes any revenue normalizations used for SSNOI. We use REVPOR and SS REVPOR to evaluate the revenue-generating capacity and profit potential of its seniors housing operating portfolio independent of fluctuating occupancy rates. They are also used in comparison against industry and competitor statistics, if known, to evaluate the quality of our seniors housing operating portfolio. We believe NOI, IPNOI, SSNOI, REVPOR and SS REVPOR provide investors relevant and useful information because they measure the operating performance of our properties at the property level on an unleveraged basis. We use these metrics to make decisions about resource allocations and to assess the property level performance of our properties. 34

In-Place NOI Reconciliations (dollars in thousands) 1Q22 In-Place NOI by property type 1Q22 % of Total Net income (loss) $ 65,751 Seniors Housing Operating $ 745,316 41 % Loss (gain) on real estate dispositions, net (22,934) Seniors Housing Triple-Net 383,528 21 % Loss (income) from unconsolidated entities 2,884 Outpatient Medical 434,884 24 % Income tax expense (benefit) 5,013 Health System 172,368 9 % Other expenses 26,069 Long-Term/Post-Acute Care 89,252 5 % Provision for loan losses, net (804) Total In-Place NOI $ 1,825,348 100 % Loss (gain) on extinguishment of debt, net (12) Loss (gain) on derivatives and financial instruments, net 2,578 General and administrative expenses 37,706 Depreciation and amortization 304,088 Interest expense 121,696 Consolidated net operating income 542,035 NOI attributable to unconsolidated investments(1) 20,142 NOI attributable to noncontrolling interests(2) (34,999) Pro rata net operating income (NOI) 527,178 Adjust: Interest income (39,673) Other income(3) (11,133) Sold / held for sale (2,804) Non operational(4) 1,053 Non In-Place NOI(5) (21,668) Timing adjustments(6) 3,384 In-Place NOI 456,337 Annualized In-Place NOI $ 1,825,348 1. Represents Welltower’s interest in joint ventures where Welltower is the minority partner. 2. Represents minority partner’s interest in joint ventures where Welltower is the majority partner and includes an adjustment to remove NOI related to a leasehold portfolio interest for 26 properties assumed by a wholly-owned affiliate in conjunction with the Holiday Retirement transaction. Subsequent to the initial transaction, we purchased eight of the leased properties and one of the properties was sold by the landlord and removed from the lease. No rent will be paid in excess of net cash flows relating to the leasehold properties. 3. Excludes amounts recognized in other income related to the Health and Human Services Provider Relief Fund in the US and similar programs in the UK and Canada. 4. Primarily includes development properties and land parcels. 5. Primarily represents non-cash NOI. 6. Represents timing adjustments for current quarter acquisitions, construction conversions and segment or operator transitions. 35

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